UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2006

Rural/Metro Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22056	86-0746929
(Commission File Number)	(IRS Employer Identification No.)

9221 East Via De Ventura Scottsdale, Arizona	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 994-3886

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2006, Rural/Metro Corporation (the “Company”) issued a press release announcing that it made a $7 million unscheduled principal payment on its senior secured Term Loan B. The Company also announced it will postpone its first-quarter conference call and file for a five-day extension of its November 9, 2006 due date to file its first-quarter report on Form 10-Q. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Rural/Metro Corporation, dated November 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: November 9, 2006	By:	/s/ Kristine B. Ponczak
	Name:	Kristine B. Ponczak
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Rural/Metro Corporation, dated November 8, 2006.

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